UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2024

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36492	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8201 E. 34th Cir N, Suite 1307, Wichita, Kansas	67226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (620) 325-6363

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 7, 2024, the Audit Committee of the Board of Directors and the Board of Directors (the “Board”), in consultation with management, concluded that the Company’s previously issued (i) audited financial statements contained in its Annual Report on Form 10-K for the fiscal years ended December 31, 2023 and December 31, 2022 and (ii) unaudited financial statements contained in its Quarterly Reports on Form 10-Q for each of the quarters ended June 30, 2024, March 31, 2024, September 30, 2023, June 30, 2023 and March 31, 2023 (collectively, the “Non-Reliance Periods”) should no longer be relied upon. It was determined that the errors described below require a restatement of the financial statements for each of these prior periods. As a result, the financial statements for each of the Non-Reliance Periods should no longer be relied on. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

During the preparation of the Company’s consolidated financial statements as of and for the three- and nine-month periods ended September 30, 2024, the Company identified prior period accounting errors resulting from an error in the computation and an overstatement of comprehensive loss due to the inclusion of dividends and deemed dividends that are not considered to be components of comprehensive income (loss).

The error in the computation of net loss attributable to common stockholders resulted in an understatement of net loss per common share basic and diluted as presented on our consolidated statements of operations and comprehensive loss.

The net loss attributable to common stockholders erroneously excluded accrued cumulative dividends on outstanding Series F preferred stock and deemed dividends resulting from the triggering of down round features embedded within outstanding equity-linked financial instruments. Pursuant to ASC 260 - Earnings Per Share income available to common stockholders shall be computed by deducting dividends accumulated for the period on cumulative preferred stock. Also, the value of the effect of a down round feature shall be recognized in an equity-classified freestanding financial instrument when the down round feature is triggered. That effect shall be treated as a dividend and as a reduction of income available to common stockholders in basic earnings per share.

Further, the accrued cumulative dividends and deemed dividends were included as a component of other comprehensive loss. However, pursuant to ASC 220 – Income Statement – Reporting Comprehensive Income items required to be reported as direct adjustments to additional paid-in capital (APIC) and retained earnings are not considered to be components of other comprehensive income (loss).

The Company will file an amended Form 10-K, as soon as practicable, for the year ended December 31, 2023 which will include a restated consolidated statement of operations and comprehensive loss for the years ended December 31, 2023 and 2022. The Form 10-K/A will contain in the notes to the consolidated financial statements condensed quarterly statements of operations and comprehensive loss to correct the quarterly information for the periods ended September 30, 2023, June 30, 2023 and March 31, 2023. Further, the Company’s Form 10-Q for the three and nine months ended September 30, 2024 will contain in the notes to the consolidated financial statements condensed quarterly statements of operations and comprehensive loss to correct the quarterly information for the periods ended June 30, 2024 and March 31, 2024.

The Company is currently in the process of determining the exact amounts and full effect of the errors in the financial statements for each of the Non-Reliance Periods. The Company does not currently expect the errors to change the cash position of the Company as of the end of each Non-Reliance Period.

Management is assessing the effect of these Restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of these Restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company believes that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective for the Non-Reliance Periods.

The Company’s management and the Board have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

Item 8.01	Other Items.

On November 4, 2024, the Company announced that it received a letter on January 3, 2023 from the NYSE American LLC (the “NYSE American”) stating that it is not in compliance with the continued listing standards set forth in (i) Section 801(h) of the NYSE American Company Guide (the “Company Guide”) because the Board was not comprised of at least 50% independent directors and (ii) Section 803B(2)(c) of the Company Guide because the Company’s Audit Committee is not comprised of at least two independent members.

On November 13, 2024, the Company announced that it had received a letter on November 6, 2024 from the NYSE American, wherein the NYSE American advised that the Company had regained compliance with its continued listing standard set forth in Section 801(h) and Section 803(B(2)(C) of the Company Guide. The Company was removed from the list of issuers noncompliant with NYSE American corporate governance listing standards posted on https://www.nyse.com/regulation/noncompliant-issuers and the BC indicator was removed from the profile, data and news pages of the Company’s security.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “suggest,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including the Company’s plans related to restatement of the financial statements as of and for each of the year ended December 31, 2023 and quarterly periods ended March 31, 2024, June 30, 2024, and the Company’s estimates related to the errors included in the financial statements covering the Non-Reliance Periods. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Annual Report on Form 10-K of the Company for the year ended December 31, 2023, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the Securities and Exchange Commission by the Company. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2024	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ William Irby
	Name:	William Irby
	Title:	Chief Executive Officer